SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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|_|   Filed by a party other than the registrant

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

                                  Anaren, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies.

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
                                                 -------------------------------

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                 ---------------------------------------------------------------

(4) Date Filed:
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

                                  ANAREN, INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on November 6, 2003

                                   ----------

To the Holders of the Common Stock
  of Anaren, Inc.:

      PLEASE TAKE NOTICE, that the Annual Meeting of Shareholders of Anaren, Inc. (the "Company") will be held on November 6, 2003, at 11:00 a.m. Eastern Standard Time at the Wyndham Hotel, 6302 Carrier Parkway, East Syracuse, New York 13057, for the following purposes:

      (1) To elect three directors to hold office for a term of three years and until their successors have been duly elected;

      (2) To ratify appointment of KPMG LLP as the Company's independent auditors for the 2004 fiscal year; and

      (3) To transact such other business as may be properly brought before the Meeting.

      Enclosed is the annual report for the fiscal year ended June 30, 2003, along with a proxy statement and proxy. Shareholders of record as of the close of business on September 8, 2003 will be entitled to notice of and to vote at the Meeting. Your vote is very important and we hope that you will attend the Meeting. However, whether or not you plan to attend the Meeting, please vote by proxy in accordance with the instructions on your proxy card, on your voting instruction form (from your bank or broker), or that you received through electronic mail. There are three convenient ways of submitting your vote:

      o Voting by telephone -- You can vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

      o Voting by the Internet -- You can also vote via the Internet by visiting the web site noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote.

      o Voting by mail -- If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

      If you vote by telephone or Internet, you do not need to return your proxy card. Signing and returning the proxy card or submitting your proxy via Internet or by telephone does not affect your right to vote in person if you attend the Meeting and your shares are registered in your name. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

                                              By Order of the Board of Directors

                                              David M. Ferrara
                                              Secretary and General Counsel

Dated: September 12, 2003
       East Syracuse, New York

                                  ANAREN, INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                                   ----------

      This Proxy Statement is being mailed on or about September 12, 2003, to the Shareholders of Anaren, Inc. ("Anaren" or the "Company") entitled to receive the accompanying Notice of Annual Meeting of Shareholders and is provided, by order of its Board of Directors, in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on November 6, 2003 at 11:00 a.m. and at any adjournment or adjournments thereof, for the purposes set forth in the Notice.

      If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time prior to its exercise by (i) submitting a subsequently dated proxy; or (ii) filing written notice of such revocation with the Secretary of the Meeting. The proposals described in this Proxy Statement will be presented by the Board of Directors of the Company. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted to elect the nominees for director named herein and for ratification of the appointment of the Company's independent auditors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      At the close of business on September 8, 2003, the record date stated in the accompanying Notice, the Company had outstanding 21,655,832 shares of common stock, $.01 par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. A majority of the issued and outstanding shares of Common Stock present in person or by proxy, a total of 10,827,917 shares, will be required to constitute a quorum for the transaction of business at the Meeting. The Company has no class of voting stock outstanding other than the Common Stock.

      Abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by Shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on such matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information with respect to persons known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, as of September 8, 2003 (except as otherwise indicated).

                                                 Number of Shares
Name and Address                                  of Common Stock        Percent
of Beneficial Owner                            Beneficially Owned(1)    of Class
-------------------                            --------------------     --------
Kern Capital Management, LLC..................      3,290,600(2)         15.2%
114 West 47th Street
Suite 1926
New York, NY 10036

Firsthand Capital Management, Inc.............      1,625,470(3)          7.5%
125 South Market Street
Suite 1200
San Jose, CA 95113

Royce & Associates, LLC.......................      1,433,400(4)          6.6%
1414 Avenue of the Americas
New York, NY 10019

State Street Research & Management Company....      1,370,500(5)          6.3%
One Financial Center, 30th Floor
Boston, MA 02111-2690

Franklin Resources, Inc.......................      1,174,804(6)          5.4%
One Franklin Parkway
San Mateo, CA 94403

----------
(1) Except as otherwise indicated, as of September 8, 2003 all of such shares are owned with sole voting and investment power. Share numbers are based solely on indicated filings.

(2) Based solely on information contained in an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003,
      Kern Capital Management, LLC has sole voting power with respect to 3,172,300 shares and sole dispositive power with respect to all shares listed.

(3) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003, Firsthand Capital Management, Inc. has sole voting and dispositive power with respect to all shares listed.

(4) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on January 31, 2003, Royce & Associates, LLC has sole voting and dispositive power with respect to all shares listed.

(5) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003, State Street Research & Management Company has sole voting with respect to 1,358,700 shares and sole dispositive power with respect to all shares listed.

(6) Based solely on information contained in an amendment to Schedule 13G filed with the Securities and Exchange Commission on January 30, 2003, Franklin Resources, Inc. has sole voting and dispositive power with respect to all shares listed.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information, as of September 8, 2003, with respect to the beneficial ownership of the Company's Common Stock by
(i) each director and nominee for director who owned beneficially any shares of Common Stock, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" below, and (iii) all directors and executive officers of the Company as a group.

                                                Number of Shares
Name and Address                                 of Common Stock      Percent
of Beneficial Owner(1)                        Beneficially Owned(2)   of Class
----------------------                        --------------------    --------
Lawrence A. Sala...........................        509,100(3)           2.3%
Carl W. Gerst, Jr..........................        629,750(4)           2.9%
Mark P. Burdick............................         63,300(5)             *
Timothy P. Ross............................         66,800(6)             *
Gert R. Thygesen...........................        141,340(7)             *
Dale F. Eck................................         65,500(8)             *
Herbert I. Corkin..........................         61,000(9)             *
Dr. David Wilemon..........................         35,500(10)            *
Matthew Robison............................         35,500(11)            *
James Gould................................         20,830(12)            *
All Directors, Nominees and Executive
  Officers(13) as a Group (12 Persons).....      1,717,860(14)          7.6%

----------
*     Indicates less than 1%

(1) The business address for each of the named individuals is 6635 Kirkville Road, East Syracuse, New York.

(2) Except as otherwise indicated, as of September 8, 2003 all of such shares are owned with sole voting and investment power.

(3) Includes 10,000 shares owned by Mr. Sala's spouse, 6,468 shares owned by Mr. Sala's children, 408,000 shares which Mr. Sala has the right to acquire within 60 days pursuant to outstanding stock options, and 6,000 shares of restricted stock.

(4) Includes 13,500 shares owned by Mr. Gerst's spouse and 84,800 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(5) Includes 55,900 shares which Mr. Burdick has the right to acquire within 60 days pursuant to outstanding stock options, and 1,400 shares of restricted stock.

(6) Includes 59,400 shares which Mr. Ross has the right to acquire within 60 days pursuant to outstanding stock options, and 1,400 shares of restricted stock.

(7) Includes 119,340 shares which Mr. Thygesen has the right to acquire within 60 days pursuant to outstanding stock options, and 1,500 shares of restricted stock.

(8) Includes 35,500 shares which Mr. Eck has the right to acquire within 60 days pursuant to outstanding stock options.

(9) Includes 3,000 shares owned by The Entwistle Company, of which Mr. Corkin is Chairman, Chief Executive Officer and a majority shareholder, and 13,000 shares which Mr. Corkin has the right to acquire within 60 days pursuant to outstanding stock options.

(10) Includes 35,500 shares which Dr. Wilemon has the right to acquire within 60 days pursuant to outstanding stock options.

(11) Includes 17,000 shares which Mr. Robison has the right to acquire within 60 days pursuant to outstanding stock options.

(12) Includes 10,000 shares which Mr. Gould has the right to acquire within 60 days pursuant to outstanding stock options.

(13) Executive Officers category includes the executive officers named individually in the table above and in the Summary Compensation Table on page 7, plus the Company's other executive officers, Joseph E. Porcello (Vice President of Finance and Treasurer) and Amy Tewksbury (Vice President of Human Resources).

(14) Includes 838,440 shares which all directors and officers as a group have the right to acquire within 60 days pursuant to outstanding stock options.

                                    ITEM ONE

                              ELECTION OF DIRECTORS

      The first item to be acted upon at the Meeting is the election of three directors to hold office for terms of three years and until their respective successors shall have been duly elected and qualified. The nominees receiving a plurality of the votes represented in person or by proxy at the Meeting will be elected directors.

      The Board of Directors unanimously recommends election of the three nominees listed below. The shares represented by all proxies in proper form which are received by the Board prior to the election of directors at the Meeting will be voted "FOR" the nominees, unless authority is withheld in the space provided on the enclosed proxy. In the event any nominee declines or is unable to serve, it is intended that the shares represented by such proxies will be voted for a successor nominee designated by the Board (or if no other person is so designated, for the remaining nominees). All nominees have indicated a willingness to serve, and the Board knows of no reason to believe that any nominee will decline or be unable to serve if elected. The seven members of the Board (including the nominees for re-election at the Meeting, if elected) are expected to continue to serve on the Board until their respective terms expire.

Certain Information Concerning Nominees and Directors Continuing in Office

      Set forth below is certain information concerning each nominee for director to be elected at the Meeting and each director of the Company whose term of office continues after the Meeting. The information has been furnished to the Company by such persons.

Name, Age, Nature of                              Year First
Positions and Offices                               Became                       Principal Occupation,
Held with the Company                              Director               Experience and Other Directorships
---------------------                             ----------         ---------------------------------------------
Nominees for terms to expire at
  Annual Meeting in 2006:

Dale F. Eck, 60.............................         1995             Mr.  Eck  was  Vice  President  of Finance
and Director                                                            Treasurer of The  Entwistle  Company,  a
                                                                        defense contractor,  from 1978 until his
                                                                        retirement in February 1997. Mr. Eck has
                                                                        also   served  as  a  Director   of  The
                                                                        Entwistle   Company   since   1978   and
                                                                        continues  to serve that company in such
                                                                        capacity.  Mr. Eck  provided  consulting
                                                                        services to the Company  from March 1997
                                                                        through  October  2002.  Mr.  Eck is the
                                                                        Chairman of the Board's Audit  Committee
                                                                        and  is  also   the   Chairman   of  its
                                                                        Compensation Committee.

Carl W. Gerst, Jr., 66......................         1968             Mr. Gerst  is  a co-founder of the Company
Chief Technical Officer,                                                and has  been  actively  engaged  in the
Vice Chairman                                                           Company's business since its founding in
                                                                        1967. Mr. Gerst served as Executive Vice
                                                                        President  from the  Company's  founding
                                                                        until  May  1995  when he  became  Chief
                                                                        Technical  Officer and Vice  Chairman of
                                                                        the Board. Mr. Gerst served as Treasurer
                                                                        from May 1992 through November 2001.

Name, Age, Nature of                              Year First
Positions and Offices                               Became                       Principal Occupation,
Held with the Company                              Director               Experience and Other Directorships
---------------------                             ----------         ---------------------------------------------
Nominees for terms to expire at
  Annual Meeting in 2006 (continued):

James G. Gould, 45 .........................         2003             Mr.  Gould was  elected  to  the Board  by
Director                                                                the Directors in January 2003. Mr. Gould
                                                                        is a co-founder  and President of Alesco
                                                                        Advisors,    LLC,   a   SEC   registered
                                                                        investment  company  based in Pittsford,
                                                                        New York. Prior to founding Alesco,  Mr.
                                                                        Gould was  President  of Clover  Capital
                                                                        Management,   Inc.,  a  SEC   registered
                                                                        investment  company,  where he currently
                                                                        serves  as a  Director.  Mr.  Gould is a
                                                                        certified public accountant,  with prior
                                                                        experience   as   an   audit   and   tax
                                                                        accountant   with   Peat,    Marwick   &
                                                                        Mitchell.  Mr.  Gould is a member of the
                                                                        Board's    Audit    and     Compensation
                                                                        Committees.   Prior   to   Mr.   Gould's
                                                                        election to the Board,  Alesco  Advisors
                                                                        received   a  fee   for   managing   the
                                                                        Company's  Defined  Benefit Pension Plan
                                                                        assets.

Directors Continuing in Office:
Term Expiring at Annual
  Meeting in 2005:

Lawrence A. Sala, 40........................         1995             Mr.  Sala joined  the  Company in 1984 and
President, Chief Executive                                              worked  in   various   engineering   and
Officer and Chairman                                                    marketing   positions   until   becoming
                                                                        President  and a Director of the Company
                                                                        in May  1995.  Mr.  Sala has  served  as
                                                                        Chief Executive  Officer since September
                                                                        1997,  and has served as Chairman of the
                                                                        Board since November 2001. Mr. Sala is a
                                                                        member  of the  Boards of  Directors  of
                                                                        Carlisle    Companies,     Incorporated,
                                                                        Syracuse  Research  Corporation  and the
                                                                        Syracuse Boys and Girls Club.

Name, Age, Nature of                              Year First
Positions and Offices                               Became                       Principal Occupation,
Held with the Company                              Director               Experience and Other Directorships
---------------------                             ----------         ---------------------------------------------
Directors Continuing in Office (continued):
Term Expiring at Annual
  Meeting in 2005 (continued):

Dr. David Wilemon, 66.......................         1997             Dr.  Wilemon  has  been  a  Professor   of
Director                                                                Marketing and  Innovation  Management at
                                                                        the   Syracuse   University   School  of
                                                                        Management   since  1966.  He  has  also
                                                                        served  as   Director   of  the   Snyder
                                                                        Innovation  Management  Program  at  the
                                                                        University since 1980 and as Co-Director
                                                                        of  the  Entrepreneurship  and  Emerging
                                                                        Enterprises  Program there,  since 1993.
                                                                        Dr.  Wilemon  is  the  Chairman  of  the
                                                                        Board's Nominating/Corporate  Governance
                                                                        Committee   and  also   serves   on  the
                                                                        Compensation Committee.

Terms Expiring at Annual
  Meeting in 2004:

Herbert I. Corkin, 81.......................         1989             Mr.  Corkin  has   been  Chairman  of  the
Director                                                                Board  of  The  Entwistle   Company,   a
                                                                        defense  contractor,   since  1959.  Mr.
                                                                        Corkin also served as the  President  of
                                                                        The Entwistle  Company from 1959 through
                                                                        December  1993  and  has  served  as its
                                                                        Chief  Executive  Officer since December
                                                                        1993.  Mr.  Corkin  is a  member  of the
                                                                        Board's    Audit    and     Compensation
                                                                        Committees.

Matthew Robison, 42.........................         1999             Mr.   Robison   has   been   Senior   Vice
Director                                                                President   of   Ferris,   Baker   Watts
                                                                        Incorporated  since  January  1999.  Mr.
                                                                        Robison  previously  served as a General
                                                                        Partner and Analyst of Botti Brown Asset
                                                                        Management   from   January  1997  until
                                                                        January 1999,  and as Vice President and
                                                                        Analyst for Montgomery  Securities  from
                                                                        October  1994 until  January  1997.  Mr.
                                                                        Robison    is   the    Company's    Lead
                                                                        Independent   Director  and  is  also  a
                                                                        member   of  the   Board's   Audit   and
                                                                        Nominating/Corporate          Governance
                                                                        Committees.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table sets forth certain information with respect to compensation, received in all capacities in which they served for the fiscal years ended June 30, 2001, June 30, 2002 and June 30, 2003, for the Company's Chief Executive Officer and each of the four other most highly compensated officers during the most recent fiscal year.

                           Summary Compensation Table

                                                                                                Long Term
                                                                                               Compensation
                                                                        Annual           --------------------------
                                                                     Compensation        Restricted      Securities
                                                                 ---------------------      Stock        Underlying    All Other
Name and                                                         Salary                    Award(1)      Options(2)  Compensation(3)
Principal Position                                   Year         ($)           Bonus        ($)             (#)          ($)
------------------                                   ----       --------        ------   ----------      ----------  ---------------
Lawrence A. Sala .............................       2003       $300,000       $     0     $      0         50,000      $30,444
President, Chief Executive Officer                   2002        300,000        90,000            0         95,000       35,655
and Chairman                                         2001        291,346        76,500      318,000        150,000       33,155

Carl W. Gerst, Jr ............................       2003        225,000        25,000            0         20,000       45,794
Chief Technical Officer                              2002        225,000        25,000            0         32,000       44,061
and Vice Chairman                                    2001        225,000        25,000            0         40,000       46,340

Mark P. Burdick ..............................       2003        155,000             0            0         20,000       13,248
Vice President and                                   2002        143,000        15,500            0         21,000       13,375
General Manager                                      2001        129,000        31,359       74,200         20,000       10,204

Timothy P. Ross ..............................       2003        150,000             0            0         20,000       12,389
Vice President, Business                             2002        133,848        37,500            0         21,000       12,100
Development                                          2001        122,385        29,970       74,200         20,000        9,417

Gert R. Thygesen .............................       2003        145,000             0            0         20,000       12,688
Vice President, Technology                           2002        140,000        17,400            0         18,600       13,289
                                                     2001        138,000        32,571       53,000         12,000       10,614

----------
(1) Indicates dollar value of restricted stock awards based upon the market value of the Common Stock on the date of grant. As of June 30, 2003, Mr. Sala held 6,000 shares of restricted stock with a then current market value of $57,120; Mr. Burdick held 1,400 shares of restricted stock with a then current market value of $13,328; Mr. Ross held 1,400 shares of restricted stock with a then current market value of $13,328; and Mr. Thygesen held 1,000 shares of restricted stock with a then current market value of $9,520. While the Company does not currently pay cash dividends on its Common Stock, the named executive officers are entitled to receive any dividends payable (in cash or otherwise) on their restricted stock holdings.

(2) The table reflects the number of shares which are subject to incentive stock options granted pursuant to the Company's Incentive Stock Option Plan for Key Employees. All of the fiscal year 2001 options were cancelled, effective May 2002, with the consent of the named officers. No new options were issued to replace the cancelled options.

(3) All Other Compensation consists of contributions to the Company's 401(k) Salary Savings Plan in the amount of $3,909 for Mr. Sala, $6,375 for Mr. Gerst, $5,748 for Mr. Burdick, $5,139 for Mr. Ross, and $5,438 for Mr. Thygesen in 2003; contributions to a supplemental executive retirement plan covering the named executives in the amount of $15,000 for Mr. Sala, $11,250 for Mr. Gerst, $7,500 for Mr. Burdick, $7,250 for Mr. Ross and $7,250 for Mr. Thygesen in 2003; and reimbursement for premiums on life insurance policies owned by Messrs. Sala and Gerst in the amount of $11,535 and $18,124, respectively, in 2003.

Fiscal Year Option Grants

      The following table sets forth certain information regarding options granted by the Company during the last fiscal year to the individuals named in the above compensation table, including information as to potential realizable value of such options at assumed annual rates of stock price appreciation for the ten-year terms of the options.

                                              Percent
                                              of Total                               Potential Realizable Value
                              Number of       Options                                  at Assumed Annual Rates
                             Securities      Granted to                              of Stock Price Appreciation
                             Underlying       Employees   Exercise or                     for Option Term(1)
                               Options        in Fiscal   Base Price   Expiration    ---------------------------
Name                           Granted          Year        ($/sh)        Date           5%($)        10%($)
------                       ----------      ----------   -----------  ----------       ------        -------
Lawrence A. Sala...........     50,000         13.19%       $9.51      11/11/2012      $299,039      $757,825
Carl W. Gerst, Jr..........     20,000          5.28%        9.51      11/11/2012       119,616       303,130
Mark P. Burdick............     20,000          5.28%        9.51      11/11/2012       119,616       303,130
Timothy P. Ross............     20,000          5.28%        9.51      11/11/2012       119,616       303,130
Gert R. Thygesen...........     20,000          5.28%        9.51      11/11/2012       119,616       303,130

----------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.


Aggregated Option Exercises in Last Fiscal
Year and Fiscal Year-End Option Values

      The following table sets forth certain information for the named executive officers with respect to (i) stock options exercised in fiscal year 2003, (ii) the number of stock options held at the end of fiscal year 2003, and (iii) the value of in-the-money stock options at the end of fiscal year 2003.

                                                                                                                Value of
                                                            Number of Securities Underlying             Unexercised In-the-Money
                              Shares                     Unexercised Options at June 30, 2003(#)      Options at June 30, 2003(1)($)
                             Acquired on     Value       ---------------------------------------      ------------------------------
Name                         Exercise (#)  Realized ($)       Exercisable     Unexercisable             Exercisable   Unexercisable
----                         ------------  ------------       -----------     -------------             -----------   -------------
Lawrence A. Sala ..........      8,000       $51,000             359,000          216,000                $1,318,412      $114,226
Carl W. Gerst, Jr .........          0             0              66,400           75,600                    90,980        22,945
Timothy P. Ross ...........          0             0              49,200           51,800                   143,595        11,573
Mark P. Burdick ...........          0             0              45,700           53,300                   139,642        15,915
Gert R. Thygesen ..........          0             0             112,020           48,080                   640,135        22,745

----------
(1) Amount represents the difference between the aggregate exercise price of the options and a $9.52 market price of the underlying Common Stock on June 30, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information about shares of the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of June 30, 2003.

                                                          (a)                      (b)                       (c)
                                               ------------------------    --------------------     -------------------------
                                                                                                     Number of securities
                                                                                                      remaining available
                                                      Number of                                       for future issuance
                                                  securities to be           Weighted average             under equity
                                               issued upon exercise of       exercise price of         compensation plans
                                                outstanding options,       outstanding options,       (excluding securities
Plan Category                                    warrants and rights       warrants and rights       reflected in column (a))
-------------                                  ------------------------    --------------------     -------------------------
Equity compensation plans approved
   by security holders(1)..................          2,717,380(3)                 $14.88                    2,082,320(4)

Equity compensation plans not
   approved by security holders(2).........                N/A                       N/A                          N/A

Total......................................          2,717,380                    $14.88                    2,082,320

----------
(1) Consists of the Anaren Microwave, Inc. Incentive Stock Option Plan for Key Employees (the "Key Employee Plan"), the Anaren Microwave, Inc. Stock Option Plan (the "Company-Wide Plan"), and the Anaren Microwave, Inc. Nonstatutory Stock Option Plan (the Nonstatutory Plan").

(2) The Company does not maintain any presently-effective equity compensation plans that were not approved by security holders.

(3) Consists of options to purchase 2,389,280 shares of Common Stock issued under the Key Employee Plan, options to purchase 143,600 shares of Common Stock issued under the Company-Wide Plan, and options to purchase 184,500 shares of Common Stock issued under the Nonstatutory Plan.

(4) Consists of shares available for future issuance under the equity compensation plans approved by security holders, including 1,007,920 shares of Common Stock available for future issuance under the Key Employee Plan, 856,400 shares of Common Stock available for future issuance under the Company-Wide Plan, and 218,000 shares of Common Stock available for future issuance under the Nonstatutory Plan.

Pension Plan

      The Company maintains a non-contributory Pension Plan for the benefit of all employees over the age of 21 who have completed one year of service and who are not covered by any other retirement plan. The Company pays all amounts required to provide retirement income benefits. The Pension Plan provides fixed benefits to be paid upon retirement at a specific age. Pension expense, including amortization of prior service cost over 30 years, was $237,924 for fiscal 2003. Effective August 15, 2000, the Company amended the Pension Plan, and as a result, employees hired or rehired by the Company after August 15, 2000 are not eligible to participate in or to accrue benefits under the Pension Plan.

      The table below illustrates the estimated aggregate annual benefit that would be payable to executive officers of the Company who are at least 65 years of age at retirement, based on the formula in effect after June 30, 1992 and the Employee Retirement Income Security Act of 1974, as amended ("ERISA") limits on compensation and benefits after 15, 20, 25, 30 and 35 credited years of service; for illustration purposes, the table assumes all years of service under the current Pension Plan formula.

                               Pension Plan Table

     Final
Average Annual                                   Estimated Annual Pension Payable
 Compensation                                   Based on Years of Service Indicated
--------------        ---------------------------------------------------------------------------------------
                      15 Years            20 Years           25 Years            30 Years            35 Years
                      --------            --------           ---------           --------            --------
   $100,000            $11,250             $15,000            $18,750             $22,600             $26,250
    125,000             14,063              18,750             23,438              28,125              32,813
    150,000             16,875              22,500             28,125              33,750              39,375
    175,000             19,688              26,250             32,813              39,375              45,938
    200,000             22,500              30,000             32,500              45,000              52,500
    225,000             22,500              30,000             32,500              45,000              52,500
    250,000             22,500              30,000             32,500              45,000              52,500
    275,000             22,500              30,000             32,500              45,000              52,500
    300,000             22,500              30,000             32,500              45,000              52,500
    325,000             22,500              30,000             32,500              45,000              52,500
    350,000             22,500              30,000             32,500              45,000              52,500
    375,000             22,500              30,000             32,500              45,000              52,500

      Under the terms of the Pension Plan, each member who is at least 65 years of age at his retirement and was employed on or before August 15, 2000 is entitled to a Normal Retirement Benefit (as defined under the Pension Plan). The compensation used in determining the Pension Plan benefit for executive officers is based upon their annual salary as shown on the Summary Compensation Table above. The Normal Retirement Benefit is the aggregate of:

      A. 0.60% of average of highest five consecutive years compensation from date of employment to June 30, 1992 multiplied by Benefit Service (as defined under the Pension Plan) to June 30, 1992; plus

      B.    0.75% of compensation for each year of Benefit Service thereafter;

but not less than the accrued benefit under the prior plan at June 30, 1992.

      Employees who have attained at least twelve years of service and are at least 55 years of age can retire and receive a proportionately reduced benefit.

      Under the Internal Revenue Code, the maximum annual benefit payable at age 65 is $160,000 for 2003. The maximum compensation that could be considered for all participants, including Messrs. Sala, Gerst, Burdick, Ross and Thygesen is $200,000 for 2003. These benefit and compensation limits are indexed to increases in the Consumer Price Index.

      The credited years of service as of June 30, 2003 under the Pension Plan for each of Messrs. Sala, Gerst, Burdick, Ross and Thygesen are 18, 30, 23, 20 and 22, respectively.

Management Incentive Plan

      The Company has a Management Incentive Plan ("Incentive Plan") that is designed to provide a meaningful annual financial incentive to management employees to reward them for their contribution toward the Company's growth, profitability and business development. Eligibility in the plan is limited to key members of management who, because of their position, have the ability to substantially impact the profitability and overall success of the Company. Individual participants in the Incentive Plan are selected by the President and CEO on an annual basis, subject to approval of the Compensation Committee and the Board of Directors.

      Under  the  Incentive  Plan,   each   participant  has  a  "target"  bonus
opportunity in an amount equal to a specified percentage of his or her base salary. Awards under the Incentive Plan are based on corporate, functional and individual performance measured against pre-established targeted goals. Corporate performance goals, which are set by the President and CEO and are subject to Board approval, are based on factors including but not limited to earnings, revenue, appreciation in stock value and other targets. Functional and individual performance goals are based on each participant's functional responsibilities, and are jointly established by the Company and the participant prior to the beginning of the fiscal year. Fulfillment of corporate performance goals must carry a weighting of at least 50% of the total incentive opportunity for each employee, and participants who are officers of the Company may not receive any bonus payment unless certain corporate performance goals are attained.

      Bonus payments under the Incentive Plan are made on or about August 1st following the end of the fiscal year for which the bonus is earned. Bonus amounts reflected in the Summary Compensation Table on page 7 for Messrs. Sala, Burdick, Ross and Thygesen represent amounts awarded pursuant to the Incentive Plan. No Bonus payments were awarded to the executive officers in fiscal year 2003, except for Mr. Gerst who does not participate in the Incentive Plan.

Compensation of Directors

      Directors who are employees of the Company receive no additional compensation for serving as directors. The Company currently pays each director who is not an employee $14,000 per year plus $1,000 for each meeting attended, and also pays the Chairperson of the Audit Committee an annual fee of $5,000, and the Chairpersons of both the Compensation and Nominating/Corporate Governance Committees an annual fee of $2,500. The Company also reimburses each director for the reasonable expenses incurred in attending meetings of the Board of Directors. In addition, non-employee directors are eligible to receive stock options pursuant to the Company's Non Statutory Stock Option Plan.

Certain Agreements with Directors and Executive Officers

      Employment Agreement with Lawrence A. Sala. The Company has an employment agreement dated July 1, 2001 with Lawrence A. Sala, President and Chief
Executive Officer of the Company, providing for Mr. Sala's employment as President and CEO of the Company until June 30, 2006 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary of $300,000 or such greater amount as the Board of Directors may determine, plus annual incentive bonus opportunity pursuant to the Incentive Plan and participation in certain insurance plans.

      The agreement terminates automatically in the event of Mr. Sala's death and the Company may terminate the agreement upon Mr. Sala's disability or for specified cause as defined in the agreement. In the event the agreement is terminated due to Mr. Sala's death, the Company will continue payment of his base salary to a designated beneficiary for a period of 90 days, and if termination is due to death or disability the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In the event Mr. Sala's employment with the Company is terminated by the Company other than for cause, death or disability, or by Mr. Sala for "good reason" (as defined in the agreement), the Company will be obligated to pay severance to Mr. Sala in an amount equal to the greater of (i) three years' base salary at such date, plus $450,000 in lieu of incentive bonus payments, or (ii) Mr. Sala's base salary for the balance of the term of the agreement. The Company must also defray certain costs associated with obtaining new employment and relocation in connection with such termination, and must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In addition, if the termination occurs as a result of a "Change in Control" (as defined in the agreement), the Company must offer to retain Mr. Sala as an independent contractor consultant for a period of 12 months at an annual consulting fee equivalent to his base salary as in effect on the date of termination, and to provide fringe benefits during the 12 month consulting period.

      In the event that Mr. Sala's employment continues for the entire term of the agreement and the Company and Mr. Sala are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Sala in an amount equal to three years' base salary at such date, plus $150,000 for each of the three ensuing fiscal years in lieu of incentive bonus payments.

      Change in Control  Agreements with Mark P. Burdick,  Timothy P. Ross, Gert
R. Thygesen, Joseph E. Porcello and Amy Tewksbury. The Company also has change of control agreements dated March 15, 2002 with Messrs. Burdick, Ross, Porcello and Thygesen, and Ms. Tewksbury who was hired as Vice President of Human Resources in 2002. The agreements provide that in the event the employee's employment with the Company ceases for reasons other than voluntary resignation or for "cause" within one year following a "change of control" (as the foregoing terms are defined in the agreement), the Company must pay the employee a severance benefit equal to his base annual salary, plus the incentive bonus paid to him in the year previous to the year in which the change of control occurs. In addition, the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company, and must permit him to continue to participate in applicable Company benefit plans for the period during which he is receiving severance payments.

Board Compensation Committee Report on Executive Compensation

      The Compensation Committee ("Committee") recommends to the Board of Directors the compensation to be paid to the Company's executive officers on an annual basis. The Committee has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance and creation of shareholder value. Historically, this has been achieved through compensation programs which focus on both short and long-term results.

      In accordance with the Committee's executive compensation philosophy, the major components of executive compensation have been base salary, stock option grants and occasionally restricted stock awards. Option grants have been made pursuant to the Company's incentive stock option plans, and executive officers are also eligible to receive bonuses pursuant to the Company's performance based Incentive Plan. Restricted stock awards are made pursuant to the Company's Guidelines for Grants of Restricted Stock Awards.

      Salaries and incentive bonuses for executive officers are based on current individual and organizational performance, affordability and competitive market trends. For purposes of informing the Committee of competitive trends, the Committee reviews compensation data from other comparable public companies in the wireless and satellite communications and defense electronics markets. The salary trend data used represents companies whose size and performance with respect to revenue, earnings per share and stock price are similar to those of the Company. The Company's executive officer salary ranges are positioned consistent with industry averages.

      Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of a company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section 162 as it does not anticipate its executive compensation to reach such levels in the foreseeable future. The Company recognizes that deductibility of compensation payments must be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of its Shareholders.

      The members of the Compensation Committee are Dale F. Eck, Chairman, James
G. Gould, Herbert I. Corkin, and Dr. David Wilemon. David M. Ferrara, the Company's Secretary and General Counsel, serves as a non-voting ex officio member of the Committee.

Performance Graph

      The following performance graph compares the total shareholder return of the Company's Common Stock to The Nasdaq Stock Market (US) Index and the Nasdaq Electronics Components Index. The graph assumes that $100 was invested in the Company's Common Stock and each Index on June 30, 1998 and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG ANAREN, THE NASDAQ STOCK MARKET (US) INDEX
                   AND THE NASDAQ ELECTRONICS COMPONENTS INDEX

   [The following table is depicted as a line chart in the printed material]

                                               6/30/98       6/30/99        6/30/00      6/30/01     6/30/02      6/30/03
                                               -------       -------        -------      -------     -------      -------
Anaren, Inc. .............................     100.00         139.17        1312.27      399.98       172.79      190.39
Nasdaq Stock Market (U.S.) ...............     100.00         143.67         212.43      115.46        78.65       87.33
Nasdaq Electronic Components .............     100.00         177.73         443.21      163.58        98.97      111.73

----------
*     $100 INVESTED ON 6/30/98 IN STOCK OR INDEX -
      INCLUDING REINVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING JUNE 30.

      Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding performance graph and the report of the Compensation Committee shall not be deemed incorporated by reference into any such filings.

                                    ITEM TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      During the fiscal year ended June 30, 2003, the firm of KPMG LLP, the Company's independent auditors, was retained by the Board of Directors to perform the annual examination of the consolidated financial statements of the Company and its subsidiaries. The Audit Committee also retained KPMG LLP to advise the Company in connection with the closure of Anaren Europe, research tax credits, tax benefits related to foreign sales, and to provide assistance in the preparation of federal income and state franchise tax returns.

      The Audit Committee has appointed KPMG LLP to serve as independent auditors for the fiscal year ending June 30, 2004, subject to ratification of the appointment by the Shareholders. Although Shareholder ratification is not required, the Board of Directors has determined that it would be desirable to request an expression from the Shareholders as to whether or not they concur in this appointment. KPMG LLP has been the Company's principal auditor for over 25 years and is considered by management to be well qualified. It is anticipated that a representative of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement and to answer questions of Shareholders.

Audit and Non-Audit Fees

      On January 28, 2003, the SEC promulgated new rules regarding the disclosure of audit fees, audit-related fees, tax fees and all other fees in SEC Release 33-8183. Although these disclosure provisions are effective for periodic annual filings for the first fiscal year ending after December 15, 2003, the SEC has encouraged earlier compliance. Accordingly, the Company has elected to comply with the new disclosure provisions set forth in SEC Release 33-8183. In compliance with the existing disclosure provisions, however, the Company notes that for the most recent completed fiscal year, it did not retain KPMG LLP for the provision of any services that could be categorized as "financial information systems design and implementation" services under the existing disclosure requirement.

      The following table sets forth the aggregate fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended June 30, 2003 and 2002:

                                                           2003           2002
                                                         --------       --------
     Audit Fees....................................      $313,389       $225,156
     Audit Related Fees(1).........................      $ 57,538       $      0
     Tax Fees(2)...................................      $213,819       $      0
     All Other Fees(3).............................      $      0       $481,849

----------
(1) Includes audits of employee benefit plans and accounting and reporting consultations on proposed transactions.

(2) Includes all professional tax services provided to the Company by KPMG LLP including tax compliance, tax planning and tax advice.

(3) For fiscal year 2002, this fee included audits of employee benefit plans, due diligence related to acquisitions by the Company, and accounting and reporting consultations on proposed transactions.

Vote Required for Approval

      Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. If the Shareholders should not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment.

      The Board of Directors recommends that Shareholders vote FOR this Proposal. Proxies solicited by the Board of Directors will be voted in favor of the Proposal unless Shareholders specify otherwise.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In this capacity, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company, in addition to legal and regulatory compliance. The Audit Committee's responsibilities are more fully described in its Charter which was most recently amended on February 15, 2003 and is attached as Appendix A. The Audit Committee is comprised of four directors, each of whom is independent as defined by the Sarbanes-Oxley Act of 2002 and Rule 4200 of the National Association of Security Dealers listing standards. The Audit Committee's chairman, Dale F. Eck, in the opinion of the Committee and the Board, is a "financial expert" as that term is defined by the Sarbanes-Oxley Act of 2002.

      The Committee reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements, and the Company's independent auditors, KPMG LLP, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The discussions included the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures. The Audit Committee also discussed with the Company's senior management and independent auditors the process for certifications by the Company's Chief Executive Officer and Vice President of Finance, which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002. In addition, the Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement with senior management and the Company's independent auditors prior to public release. The Committee periodically met with the independent auditors, with and without management present, to discuss the result of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting process.

      The Committee also reviewed with the Company's independent auditors the overall scope and plans of their respective audits for fiscal year 2003. The Committee reviewed and approved, in advance, all fees paid to the independent auditors, including those described in the Statement of Auditing Standards No. 61, as amended, "Communication with Audit Committees."

      Throughout the year the Audit Committee monitors matters related to the independence of KPMG LLP. In discharging its oversight responsibility as to the audit process, as part of its monitoring activities, the Audit Committee obtained from the Company's independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, ("Independence Discussions with Audit Committees"). The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and identification of audit risk. In concluding that the auditors are independent, the Committee concluded, among other things, that the non-audit services provided by KPMG LLP, did not compromise their independence. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Committee has adopted additional policies to ensure the independence of the independent auditors, such as prior committee approval of non-audit services and rotation of the lead audit partner.

      Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2003. The Committee also appointed KPMG LLP to be the Company's independent auditors for fiscal year 2004, subject to shareholder ratification.

                               Dale F. Eck (Chair)
                                Herbert I. Corkin
                                 Matthew Robison

                          CERTAIN RELATED TRANSACTIONS

      David M. Ferrara, Secretary and General Counsel of the Company, is a member in the law firm of Bond, Schoeneck & King, PLLC, which has rendered and continues to render legal services to the Company. During the fiscal year ended June 30, 2003, the Company paid Bond, Schoeneck & King, PLLC $539,879.81 for services rendered and for related disbursements.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it and written representations of Reporting Persons with respect to the fiscal year ended June 30, 2003, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended June 30, 2003.

                          BOARD MEETINGS AND COMMITTEES

      During the Company's last fiscal year, the Board of Directors of the Company held 14 meetings. No current director attended fewer than 75% of the aggregate number of meetings of the Board and of any Committees on which he served during such period.

      The Company's Compensation Committee consists of Dale F. Eck, Chairman, James G. Gould, Herbert I. Corkin, and Dr. David Wilemon. David M. Ferrara, the Company's Secretary and General Counsel, serves as a non-voting ex officio member of the Committee. The function of the Compensation Committee is to recommend to the Board of Directors competitive compensation plans for officers and key employees. During the fiscal year ended June 30, 2003, the Compensation Committee held three meetings.

      The Company's Audit Committee consists of Dale F. Eck,  Chairman,  Herbert
I. Corkin, James G. Gould and Matthew Robison. The function of the Audit Committee is to monitor the quality and integrity of the Company's accounting, auditing and financial reporting practices, and to review the Company's annual audit with management and the Company's independent auditors. The Audit Committee is also responsible for monitoring the independence and performance of the Company's independent auditors, and for providing an avenue of communication among the independent auditors, management, employees, and the Board of Directors. During the fiscal year ended June 30, 2003, the Audit Committee held eight meetings.

      The Company's Nominating and Corporate Governance Committee consists of Dr. David Wilemon, Chairman, and Matthew Robison. David M. Ferrara, the Company's Secretary and General Counsel, serves as a non-voting ex officio member of the Committee. The functions of the Nominating and Corporate Governance Committee are to make recommendations to the Board for nominees to serve as directors, to strengthen the Board's oversight of management, to develop and implement the Company's corporate governance guidelines, and to monitor a process to assess the Board's effectiveness. The Nominating and Corporate Governance Committee will consider written recommendations from Shareholders for nominees to serve on the Board that are sent to the Secretary of the Company at the Company's main office. During the fiscal year ended June 30, 2003, the Nominating and Corporate Governance Committee held three meetings.

                                  MISCELLANEOUS

Other Matters

      As of the date of this Proxy Statement, management has no knowledge of any business which will be presented for consideration at the Meeting other than that described herein. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Solicitation of Proxies

      The entire expense of preparing, assembling and mailing the Proxy Statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary to ensure sufficient representation, officers and regular employees of the Company may request, without additional compensation therefor, the return of proxies personally or by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and Shareholders are urged to send their proxies without delay.

                              SHAREHOLDER PROPOSALS

      In order for a shareholder proposal to be considered for inclusion in the Company's Proxy Statement relating to the 2004 Annual Meeting of Shareholders, such proposal must be received by the Company by May 15, 2004.

                                              David M. Ferrara
                                              Secretary and General Counsel

Date: September 12, 2003
      East Syracuse, New York

                                   APPENDIX A

                                  ANAREN, INC.
                             Audit Committee Charter

                                 Amended/Adopted
                                February 15, 2003

                                  ANAREN, INC.

            Charter of the Audit Committee of the Board of Directors

I.    Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities to the shareholders, potential investors and to the investment community. In carrying out its responsibilities, the Audit Committee will maintain open communication channels among the Board, the Company's independent auditors, the internal auditor, General Counsel and the management of the Company.

II.   Audit Committee Composition and Meetings

      A. Composition

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. The Audit Committee Chairman shall be appointed by the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, at the time of their appointment, and it is the Company's objective to have at least one member of the Committee be deemed a financial expert as defined by the SEC. Audit Committee members shall meet the listing requirements of the Nasdaq Stock Market, and shall fully comply with the requirements of the Sarbanes-Oxley Act of 2002 and the SEC's implementing regulations.

      B. Meetings

      The Committee shall meet at least five (5) times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee will meet privately in executive session with management, the independent auditors, and as a committee, as frequently as deemed necessary, to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, will communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors review procedures. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee.

III.  Audit Committee Responsibilities and Duties

      The Audit Committee's primary duties and responsibilities are to: (i) monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; (ii) monitor the independence and performance of the Company's independent auditors; and (iii) provide an avenue of communication among the independent auditors, management, and the Board of Directors.

      A. Review Procedures

            1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three
                  (3) years in accordance with SEC regulations.

            2. Review the Company's annual (10-K) and quarterly (10-Q) audited financial statements with the CEO and Vice President of Finance prior to filing or distribution.

            3. Review with the CEO and Vice President of Finance all Company earnings releases prior to their release to the public, as well as the substance of any presentations provided to analysts and rating agencies, which constitute a shift in Company strategy or outlook.

            4. In conjunction with its reviews of the Company's 10-Ks and 10-Qs, the Committee in consultation with the CEO and Vice President of Finance, and the independent auditors, will review the integrity of the Company's internal controls and financial reporting processes.

            5. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or accounting matters, and the confidential and/or anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

            6. Review quarterly with the CEO and Vice President of Finance the Company's major financial risk exposure and the steps management has taken to monitor and control such exposure, including the Company's risk assessment and risk management policies.

            7. Discuss with CEO and Vice President of Finance significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

      B. Independent Auditors

            The Audit Committee shall:

            1. have the sole authority to annually approve the engagement of the Company's independent auditors (including the fees and terms thereof) to audit the Company's consolidated financial statements, review the auditors performance, and, if necessary discharge the auditors when circumstances warrant. The independent auditors are directly accountable to the Audit Committee;

            2. preapprove all permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, provided any such exempt services are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapproval of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapproval shall be presented to the full Audit Committee at its next scheduled meeting;

            3. ensure that the independent auditor submits to the Audit Committee, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company and engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence;

            4. review with the independent auditors their annual audit assurance plan. Ensure the rotation of the lead (or coordinating) audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis;

            5.    prior to releasing the Company's year-end earnings, review and
                  discuss  the  results  of  the  audit  with  the   independent
                  auditors, the CEO and the Vice President of Finance;

            6. review and discuss quarterly reports from the independent auditors;

            7. consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting;

            8. review disclosures made to the Audit Committee by the Company's CEO and Vice President of Finance during the certification process in connection with the Form 10-K and Form 10-Q filings regarding any significant deficiencies in the design or operation of internal control or material weaknesses therein or any fraud involving management or other employees who have a significant role in the Company's internal controls; and

            9. review and obtain at least annually a formal written report from the independent auditor delineating (i) the auditing firm's internal quality-control procedures, and (ii) any material issues raised within the preceding five (5) years by the auditing firm's internal quality-control reviews, by poor reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm.

      C. Legal Compliance

            1. On at least an annual basis, review with the Company's General Counsel, any legal compliance matters, including corporate securities trading policies, and NASDAQ stock market requirements that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received
                  from  regulators  or  governmental   agencies.

            2. The Audit Committee shall have the authority to retain independent legal, accounting and other advisors as the Committee may deem appropriate to assist the Committee in carrying out its function under this Charter. The Committee shall have sole authority to approve fees and retention terms for any independent advisors retained.

      D. Other Audit Committee Responsibilities

            1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

            2 Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

            3. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      E. Provide Oversight of the Company's Internal Audit Function

            1. Review the appointment and/or replacement of the head of internal auditing function.

            2. Review any significant report to management prepared by the internal auditing function and management's responses.

            3. Discuss with the independent auditor and management the internal audit function's responsibilities, budget and staffing and any recommended changes in the plan scope of the internal audit.

            4. Review the internal controls and procedures of the Company. Ensure that the independent auditors attest to and report on the effectiveness of the Company's internal controls and procedures and that such report is included in the annual report.

      F. Other Responsibilities and Duties

            1. Establish, review, and update periodically the Company's Code of Ethics and Business Conduct and ensure that management has established a system to enforce this Code.

            2.    Periodically   perform   self-assessment  of  audit  committee
                  performance.

            3. Review financial and accounting personnel succession planning within the Company.

            4. Annually review the policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites.

            5. Annually review all director and officers' related party transactions and potential conflicts of interest.

IV. DISCLOSURE OF CHARTER

      This  Charter  will  be  made  available  on  the  Company's   website  at
      www.anaren.com.

PROXY                               ANAREN, INC.                           PROXY

                               6635 Kirkville Road
                          East Syracuse, New York 13057

                               THIS IS YOUR PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANAREN, INC.

      The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Shareholders of Anaren, Inc. (the "Company") to be held at the Wyndham Hotel, 6302 Carrier Parkway, East Syracuse, New York on Thursday, November 6, 2003 at 11:00 A.M., local time and of the Proxy Statement in connection therewith and (2) appoints Lawrence A. Sala and David M. Ferrara and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, $.01 par value, of Anaren, Inc. held of record by the undersigned on September 8, 2003 at the Annual Meeting of Shareholders, or any adjournment thereof. If any nominee for director should be unavailable to serve, it is intended that all of the shares will be voted for such substitute nominee as may be determined by the Board of Directors. The undersigned directs that this Proxy be voted as follows:

              (Continued and to be dated and signed on the reverse)

ITEM 1: ELECTION OF DIRECTORS

        FOR ALL NOMINEES       WITHHOLD AUTHORITY      FOR ALL EXCEPT
                               FOR ALL NOMINEES        (See instructions below)

        ---                    ---                     ---

Nominees: Dale F. Eck [ ] Carl W. Gerst, Jr. [ ] James G. Gould [ ]

      (Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here. [X]

ITEM 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

                     For: |_|   Against: |_|   Abstain: |_|

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR ITEM 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]


                                                --------------------------------
                                                Signature of Shareholder


                                                --------------------------------
                                                Date


                                                --------------------------------
                                                Signature of Shareholder


                                                --------------------------------
                                                Date


                                         Note.  Please sign exactly as your name
                                                or names  appear on this  Proxy.
                                                When  shares  are held  jointly,
                                                each holder  should  sign.  When
                                                signing       as       executor,
                                                administrator, attorney, trustee
                                                or  guardian,  please  give full
                                                title as such.  If the signer is
                                                a corporation,  please sign full
                                                corporate     name    by    duly
                                                authorized officer,  giving full
                                                title as such.  If  signer  is a
                                                partnership,   please   sign  in
                                                partnership  name by  authorized
                                                person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                  ANAREN, INC.

                                November 6, 2003

Company Number: _________  Account Number: _________  Control Number: _________

                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

MAIL
Date, sign and mail your proxy card in the envelope provided as soon as possible.

TELEPHONE
Call toll-free 1-800-PROXIES from any touch tone telephone and follow the instructions. Have your control number and proxy card available when you call.

INTERNET
Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.